UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2019
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OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)
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Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 6, 2019, Occidental Petroleum Corporation (“Occidental”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which Occidental agreed to issue and sell to the Underwriters ten series of senior unsecured notes in the aggregate principal amount of $13,000,000,000, consisting of (i) $500,000,000 aggregate principal amount of its Floating Rate Senior Notes due February 2021 (the “February 2021 Floating Rate Notes”), (ii) $500,000,000 aggregate principal amount of its Floating Rate Senior Notes due August 2021 (the “August 2021 Floating Rate Notes”), (iii) $1,500,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2022 (the “2022 Floating Rate Notes” and, together with the February 2021 Floating Rate Notes and the August 2021 Floating Rate Notes, collectively, the “Floating Rate Notes”), (iv) $1,500,000,000 aggregate principal amount of its 2.600% Senior Notes due 2021 (the “2021 Notes”), (v) $2,000,000,000 aggregate principal amount of its 2.700% Senior Notes due 2022 (the “2022 Notes”), (vi) $3,000,000,000 aggregate principal amount of its 2.900% Senior Notes due 2024 (the “2024 Notes”), (vii) $1,000,000,000 aggregate principal amount of its 3.200% Senior Notes due 2026 (the “2026 Notes”), (viii) $1,500,000,000 aggregate principal amount of its 3.500% Senior Notes due 2029 (the “2029 Notes”), (ix) $750,000,000 aggregate principal amount of its 4.300% Senior Notes due 2039 (the “2039 Notes”) and (x) $750,000,000 aggregate principal amount of its 4.400% Senior Notes due 2049 (the “2049 Notes” and, together with the 2021 Notes, the 2022 Notes, the 2024 Notes, the 2026 Notes, the 2029 Notes and the 2039 Notes, collectively, the “Fixed Rate Notes”; the Floating Rate Notes, together with the Fixed Rate Notes, collectively, the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by Occidental and customary conditions to closing, indemnification obligations of Occidental and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

The offer and sale of the Notes contemplated by the Underwriting Agreement was consummated on August 8, 2019. The net proceeds from the offering of approximately $12.9 billion, after deducting underwriting discounts and estimated offering expenses, were used to finance, in part, Occidental’s merger (the “Merger”) with Anadarko Petroleum Corporation (“Anadarko”) and to pay related fees and expenses.

The Notes were issued pursuant to an Indenture, dated as of August 8, 2019, between Occidental and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), as supplemented by an Officer’s Certificate, dated August 8, 2019, setting forth the specific terms applicable to each series of Notes (the “Officer’s Certificate”).

Each series of Floating Rate Notes will bear interest for each interest period at a rate determined by the calculation agent, which will initially be The Bank of New York Mellon Trust Company, N.A. The interest rate on the February 2021 Floating Rate Notes for a particular interest period will be a per annum rate equal to three-month LIBOR, as determined on the relevant interest determination date, plus 0.950%. The interest rate on the August 2021 Floating Rate Notes for a particular interest period will be a per annum rate equal to three-month LIBOR, as determined on the relevant interest determination date, plus 1.250%. The interest rate on the 2022 Floating Rate Notes for a particular interest period will be a per annum rate equal to three-month LIBOR, as determined on the relevant interest determination date, plus 1.450%. Interest on the February 2021 Floating Rate Notes will be payable quarterly in arrears on February 8, May 8, August 8 and November 8 of each year, beginning November 8, 2019. Interest on the August 2021 Floating Rate Notes will be payable quarterly in arrears on February 13, May 13, August 13 and November 13 of each year, beginning November 13, 2019. Interest on the 2022 Floating Rate Notes will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning November 15, 2019. Interest on each series of Floating Rate Notes will be payable to the holders of record of such series of Floating Rate Notes at the close of business on the immediately preceding February 1, May 1, August 1 and November 1, respectively (whether or not a business day).

The 2021 Notes will bear interest at a rate of 2.600% per year, the 2022 Notes will bear interest at a rate of 2.700% per year, 2024 Notes will bear interest at a rate of 2.900% per year, the 2026 Notes will bear interest at a rate of 3.200% per year, the 2029 Notes will bear interest at a rate of 3.500% per year, the 2039 Notes will bear interest at a rate of 4.300% per year and the 2049 Notes will bear interest at a rate of 4.400% per year. Interest on the 2021 Notes will be payable semi-annually in arrears on February 13 and August 13 of each year, beginning on February 13, 2020. Interest on each other series of Fixed Rate Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2020. Interest on each series of Fixed Rate Notes will be payable to the holders of record of such series of Fixed Rate Notes at the close of business on the immediately preceding February 1 and August 1, respectively (whether or not a business day).

The Indenture contains covenants that limit the ability of Occidental and its consolidated subsidiaries to, among other things, incur liens and the ability of Occidental to merge, consolidate or transfer substantially all of its assets.

Occidental may redeem each series of the Fixed Rate Notes prior to their maturity at its option, in whole or in part, at any time or from time to time, as described in the Officer’s Certificate. Occidental may redeem each series of the Floating Rate Notes (other than the February 2021 Floating Rate Notes) prior to their maturity at its option, in whole or in part, any time or from time to time on or after the applicable par call date, as described in the Officer’s Certificate.

The Notes were sold pursuant to Occidental’s automatic shelf registration statement on Form S-3 (Registration No. 333-232928) under the Securities Act. Occidental has filed with the Securities and Exchange Commission a final prospectus supplement, dated August 6, 2019, together with an accompanying prospectus, dated July 31, 2019, relating to the offering and sale of the Notes.

The foregoing description of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the forms of the Notes, which are filed herewith as Exhibits 1.1, 4.1, 4.2, and 4.3 through 4.12, respectively, and incorporated by reference herein.

In the ordinary course of their respective businesses, certain of the Underwriters and their respective affiliates have engaged, and may in the future engage, in various financial advisory and investment banking services with Occidental and its affiliates, for which they have received and in the future may receive customary fees and expenses. In addition, certain of the Underwriters and/or their affiliates have previously (i) committed to provide a 364-day senior unsecured bridge loan in connection with the Merger, (ii) acted as lead arrangers, bookrunners and lenders with respect to our term loan agreement to, among other things, finance a portion of the Merger and (iii) acted as lead arrangers, bookrunners and lenders with respect to our amended and restated credit agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1
Underwriting Agreement, dated August 6, 2019, by and between Occidental Petroleum Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 8, 2019, between Occidental Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	Officer’s Certificate pursuant to the Indenture, dated as of August 8, 2019, establishing the Notes and their terms

4.3	Form of Floating Rate Senior Notes due February 2021 (included as Exhibit A to Exhibit 4.2).

4.4	Form of Floating Rate Senior Notes due August 2021 (included as Exhibit B to Exhibit 4.2).

4.5	Form of Floating Rate Senior Notes due 2022 (included as Exhibit C to Exhibit 4.2).

4.6	Form of 2.600% Senior Notes due 2021 (included as Exhibit D to Exhibit 4.2).

4.7	Form of 2.700% Senior Notes due 2022 (included as Exhibit E to Exhibit 4.2).

4.8	Form of 2.900% Senior Notes due 2024 (included as Exhibit F to Exhibit 4.2).

4.9	Form of 3.200% Senior Notes due 2026 (included as Exhibit G to Exhibit 4.2).

4.10	Form of 3.500% Senior Notes due 2029 (included as Exhibit H to Exhibit 4.2).

4.11	Form of 4.300% Senior Notes due 2039 (included as Exhibit I to Exhibit 4.2).

4.12	Form of 4.400% Senior Notes due 2049 (included as Exhibit J to Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Associate General Counsel
and Corporate Secretary

Date: August 8, 2019